UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 14, 2010

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-32877	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of principal executive offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In order to correct an inadvertent omission, Caturano and Company, P.C. has amended its Consent of Independent Registered Public Accounting Firm, which is Exhibit 23.1 to the Form 10-K Annual Report of Pro-Pharmaceuticals, Inc. (the “Company”) for the 2009 fiscal year filed on March 12, 2010, so as to add a reference to the Company’s Form S-8 Registration Statement no. 333-159247. The amended consent is attached to this report as Exhibit 23.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Caturano and Company, P.C., dated March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ ANTHONY D. SQUEGLIA
Anthony D. Squeglia
Chief Financial Officer

Date: May 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Caturano and Company, P.C., dated March 12, 2010